                                                                 EXHIBIT 99.1

                          STOCKHOLDERS PROXY AGREEMENT


         STOCKHOLDERS PROXY AGREEMENT (this "Agreement"), dated as of June 4, 1998, among WAXS INC., a Delaware corporation ("Parent"), and each other person and entity listed on the signature pages hereof (each, a "Stockholder").

                              W I T N E S S E T H:

         WHEREAS, as of the date hereof each Stockholder owns (either beneficially or of record) the number of shares of common stock, par value $0.01 per share ("Company Common Stock"), of Telco Systems, Inc., a Delaware corporation (the "Company"), set forth opposite such Stockholder's name on Exhibit A hereto (all such shares of Company Capital Stock owned by the Stockholders and any shares of Company Capital Stock hereafter acquired by the Stockholders prior to the termination of this Agreement being referred to herein as the "Shares");

         WHEREAS, (i) Kopp Investment Advisors, Inc. ("Kopp") has "investment power" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3")) with respect to 3,614,569 Shares owned by clients who have the right to terminate their advisory agreements with Kopp ("Client Shares"), and (ii) Kopp has "voting power" (as defined in Rule 13d-3) with respect to 415,600 Client Shares ("Client Voting Shares") (the Client Shares that are not Client Voting Shares are referred to herein as "Client Advisory Shares");

         WHEREAS, Parent and the Company, among others, propose to enter into an Agreement and Plan of Merger and Reorganization, dated as of the date hereof (as the same may be amended from time to time, the "Merger Agreement"; capitalized terms herein not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for the merger of a subsidiary of Parent with and into the Company (the "Merger"); and

         WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has requested that each Stockholder agree, and, in order to induce Parent to enter into the Merger Agreement, each Stockholder has agreed, to grant Parent proxies to vote such Stockholder's Shares;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement, the parties hereto agree as follows:

                                    ARTICLE I
                          TRANSFER AND VOTING OF SHARES

         SECTION 1.01. TRANSFER OF SHARES. During the term of this Agreement, and except as otherwise provided herein, each Stockholder (other than Kopp with respect to the Client Shares) shall not (a) sell, pledge or otherwise dispose of any of its Shares if such transaction would result in the Stockholder no longer having the power to vote or cause to be voted the Shares, (b) deposit its Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any proxy with respect thereto or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any of the Company Capital Stock if such transaction would result in the Stockholder no longer having the power to vote or cause to be voted the Shares.

         SECTION 1.02. VOTING OF SHARES; FURTHER ASSURANCES. (a) Each Stockholder, by this Agreement, with respect to those Shares that it owns of record, does hereby constitute and appoint Parent, or any nominee of Parent, with full power of substitution, during and for the term of this Agreement, as its true and lawful attorney and proxy, for and in its name, place and stead, to vote each of such Shares as its proxy, at every annual, special or adjourned meeting of the stockholders of the Company (including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the law of the State of Delaware may permit or require) (i) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between the Company and any person or entity (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other matter relating to consummation of the transactions contemplated by the Merger Agreement. Each Stockholder further agrees to cause the Shares owned by it beneficially to be voted in accordance with the foregoing. Each Stockholder acknowledges receipt and review of a copy of the Merger Agreement. Notwithstanding anything in this Section 1.02(a) to the contrary, the Client Advisory Shares shall not be subject to this Section 1.02(a) and the Client Voting Shares shall cease to be subject to this Section 1.02(a) if and when the owner of such Client Voting Shares terminates its advisory agreement with Kopp.

                  (b) Each Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Parent the power to carry out the provisions of this Agreement.

                  (c) Nothing contained in this Agreement shall be deemed to restrict a Stockholder who is also a director of the Company from taking actions in his capacity as a director as may be permitted under the Merger Agreement.

         SECTION 1.03. TERM OF AGREEMENT. This Agreement shall be effective as of the date hereof and shall expire on the earlier of (a) the Effective Time and
(b) the date of the termination of the Merger Agreement pursuant to its terms.

                                   ARTICLE II
                        REPRESENTATIONS AND WARRANTIES OF
                                  STOCKHOLDERS

         Each Stockholder, severally and not jointly, hereby represents and warrants to Parent as follows:

         SECTION 2.01. DUE ORGANIZATION, ETC. Such Stockholder (if it is a corporation, partnership or other legal entity) is duly organized and validly existing under the laws of the jurisdiction of its organization. Such Stockholder has full power and authority (corporate or otherwise) to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of such Stockholder. This Agreement has been duly executed and delivered by or on behalf of such Stockholder and, assuming its due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 2.02. NO CONFLICTS; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate the Certificate of Incorporation or ByLaws or similar organizational documents of such Stockholder (in the case of a Stockholder that is a corporation, partnership or other legal entity), (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Stockholder or by which it or any of its properties is bound or affected, or
(iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of such Stockholder or (if such Stockholder is a corporation) any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its properties is bound or affected, except for any such breaches, defaults or other occurrences that would not cause or create a material risk of non-performance or delayed performance by such Stockholder of its obligations under this Agreement.

                  (b) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Exchange Act, and the HSR Act and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Stockholder of its obligations under this Agreement.

         SECTION 2.03. TITLE TO SHARES. Other than with respect to Kopp to the extent described in its Schedule 13D dated May 13, 1998 and in Exhibit A hereto, such Stockholder is the record or beneficial owner of its Shares free and clear of any proxy or voting restriction other than pursuant to this Agreement.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF PARENT

         Parent hereby represents and warrants to each Stockholder as follows:

         SECTION 3.01. DUE ORGANIZATION, ETC. Parent is a corporation duly organized and validly existing under the laws of the State of Delaware. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and, assuming its due authorization, execution and delivery by the Stockholders, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms.

         SECTION 3.02. NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of Parent, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or by which Parent or any of its properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which it or any of its properties is bound or affected, except for any such breaches, defaults or other occurrences that would not cause or create a material risk of non-performance or delayed performance by Parent of its obligations under this Agreement.

                  (b) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Exchange Act and the HSR Act and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Parent of its obligations under this Agreement.


                                   ARTICLE IV
                               GENERAL PROVISIONS

         SECTION 4.01. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

                  (a)      If to Parent

                           WAXS INC.
                           945 E. Paces Ferry Road, Suite 2240
                           Atlanta, Georgia 30326
                           Attention:  Chief Executive Officer
                           Telecopier No.:  (404) 365-9847

                           with a copy to:

                           Rogers & Hardin LLP
                           2700 International Tower
                           229 Peachtree Street, N.E.
                           Atlanta, Georgia 30303
                           Attention:  Steven E. Fox
                           Telecopier No.:  (404) 525-2224

                  (b) If to a Stockholder, to such Stockholder's address set forth on Exhibit A.

         SECTION 4.02. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 4.03. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 4.04. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

         SECTION 4.05. ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise; provided, however, that Parent may assign its rights, interests and obligations hereunder to any successor or parent entity of Parent whose shares are registered under Section 12 of the Exchange Act (or will be so registered at the Closing).

         SECTION 4.06. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 4.07. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 4.08. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE. PARENT AND EACH OF THE STOCKHOLDERS EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY DELAWARE STATE OR FEDERAL COURT SITTING IN THE CITY OF WILMINGTON, DELAWARE, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND PARENT AND EACH OF THE STOCKHOLDERS HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH DELAWARE STATE COURT OR SUCH FEDERAL COURT. PARENT AND EACH OF THE STOCKHOLDERS EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

         SECTION 4.09. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                              WAXS INC.


                               By:  /s/ Steven A. Odom
                                    -------------------------------------------
                                    Name: Steven A. Odom
                                    Title: Chairman and Chief Executive Officer

                               STOCKHOLDERS:


                                    /s/ DEAN C. CAMPBELL
                                    -------------------------------------------
                                        DEAN C. CAMPBELL

                                    /s/ STEWARD A. FLASCHEN
                                    -------------------------------------------
                                        STEWARD A. FLASCHEN


                                    -------------------------------------------
                                        EDWARD J. FONTENOT

                                    /s/ SHELDON HORING
                                    -------------------------------------------
                                        SHELDON HORING

                                    /s/ WILLIAM B. SMITH
                                    -------------------------------------------
                                        WILLIAM B. SMITH

                                    /s/ WILLIAM J. STUART
                                    -------------------------------------------
                                        WILLIAM J. STUART

                                    /s/ RICHARD J. NARDONE
                                    -------------------------------------------
                                        RICHARD J. NARDONE

                                    /s/ PHILIP D. WILSON
                                    -------------------------------------------
                                        PHILIP D. WILSON

                                    /s/ DAVID A. LEBEAU
                                    -------------------------------------------
                                        DAVID A. LEBEAU

                       [Signatures continued on next page]

/s/ LeRoy C. Kopp
-----------------------------------------------
    LeRoy C. Kopp


/s/ LeRoy C. Kopp
-----------------------------------------------
    LeRoy C. Kopp Individual Retirement Account


Kopp Investment Advisors, Inc. Profit Sharing Trust


By: /s/ LeRoy C. Kopp
-----------------------------------------------
LeRoy C. Kopp as Trustee


Kopp Family Foundation


By: /s/ LeRoy C. Kopp
-----------------------------------------------
LeRoy C. Kopp, Director


Kopp Investment Advisors, Inc., for itself and as attorney-in-fact for certain of its clients


By: /s/ LeRoy C. Kopp
-----------------------------------------------
LeRoy C. Kopp, President

                                    EXHIBIT A

                              LIST OF STOCKHOLDERS


========================================================================================================================
                                                                        NUMBER OF SHARES OF COMPANY COMMON
NAME AND ADDRESS OF STOCKHOLDER                                       STOCK OWNED BENEFICIALLY AND OF RECORD
------------------------------------------------------------------------------------------------------------------------
LeRoy C. Kopp                                                         100,000
c/o Kopp Investment Advisors, Inc.
7701 France Avenue South
Suite 500
Edina, MN  55435
------------------------------------------------------------------------------------------------------------------------
LeRoy C. Kopp IRA                                                     130,000
c/o Kopp Investment Advisors, Inc.
7701 France Avenue South
Suite 500
Edina, MN  55435
------------------------------------------------------------------------------------------------------------------------
Kopp Investment Advisors, Inc.                                          7,000
 Profit Sharing Trust
c/o Kopp Investment Advisors, Inc.
7701 France Avenue South
Suite 500
Edina, MN  55435
------------------------------------------------------------------------------------------------------------------------
Kopp Family Foundation                                                 30,000
c/o Kopp Investment Advisors, Inc.
7701 France Avenue South
Suite 500
Edina, MN  55435
------------------------------------------------------------------------------------------------------------------------
Kopp Investment Advisors, Inc.                                        200,000
7701 France Avenue South
Suite 500
Edina, MN  55435
------------------------------------------------------------------------------------------------------------------------
Kopp Investment Advisors, Inc.                                      3,614,569
  as attorney-in-fact*
c/o Kopp Investment Advisors, Inc.
7701 France Avenue South
Suite 500
Edina, MN  55435


                                    EXHIBIT A

                              LIST OF STOCKHOLDERS


========================================================================================================================
                                                                        NUMBER OF SHARES OF COMPANY COMMON
NAME AND ADDRESS OF STOCKHOLDER                                       STOCK OWNED BENEFICIALLY AND OF RECORD
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Dean C. Campbell                                                           0
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300
------------------------------------------------------------------------------------------------------------------------
Dr. Steward A. Flaschen                                               51,458**
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300
------------------------------------------------------------------------------------------------------------------------
Edward J. Fontenot                                                         0
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300
------------------------------------------------------------------------------------------------------------------------
Dr. Sheldon Horing                                                         0
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300
------------------------------------------------------------------------------------------------------------------------
Dr. William B. Smith, President & CEO                                 10,422
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300
------------------------------------------------------------------------------------------------------------------------
William J. Stuart, VP & CFO                                              400
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300
------------------------------------------------------------------------------------------------------------------------
Richard J. Nardone                                                     1,838
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300

                                    EXHIBIT A

                              LIST OF STOCKHOLDERS


========================================================================================================================
                                                                        NUMBER OF SHARES OF COMPANY COMMON
NAME AND ADDRESS OF STOCKHOLDER                                       STOCK OWNED BENEFICIALLY AND OF RECORD
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Philip D. Wilson                                                           0
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300
------------------------------------------------------------------------------------------------------------------------
David A. LeBeau                                                        1,022
Telco Systems, Inc.
63 Nahatan Street
Norwood, MA  02062
(781) 551-0300

========================================================================================================================

* Kopp disclaims beneficial ownership of all Client Shares as they are managed on behalf of clients under agreements terminable at will. Except for this Agreement, Kopp has no agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Shares in the Company.

** Includes 29,958 shares held indirectly by Dr. Flaschen in the Steward S. Flaschen Revocable Investment Trust, 16,042 shares held indirectly by Dr. Flaschen in the Joyce D. Flaschen Revocable Investment Trust and 5,458 shares held indirectly by Dr. Flaschen in the Steward S.Flaschen Defined Benefit Pension Plan.